SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

October 30, 2007
Date of Report (Date of earliest event reported)

COLLECTIVE BRANDS, INC.
(Exact Name of Registrant as Specified in its Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

1-14770	43-1813160
(Commission File Number)	(IRS Employer Identification No.)

3231 Southeast Sixth Avenue
Topeka, Kansas 66607-2207
(Address of Principal Executive Office) (Zip Code)

(785) 233-5171
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A amends and supplements the Current Report on Form 8-K of Collective Brands, Inc., a Delaware corporation (the “Company”), filed with the Securities and Exchange Commission (the “Commission”) on August 17, 2007 (the “Initial Form 8-K”) to include financial statements and pro forma financial information permitted pursuant to Item 9.01 of Form 8-K to be excluded from the Initial Form 8-K and filed by amendment to the Initial Form 8-K no later than 71 days after the date on which the Initial Form 8-K was required to be filed. As previously reported in the Initial Form 8-K, on August 17, 2007, the Company completed the acquisition of all of the outstanding shares of common stock of the Stride Rite Corporation, a Massachusetts corporation (“SRR”), pursuant to an Agreement and Plan of Merger, dated as of August 17, 2007.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The Stride Rite Corporation Consolidated Balance Sheets as of December 1, 2006 and December 2, 2005 and Consolidated Statements of Income, Stockholders’ Equity and Comprehensive Income and Cash Flows for the Three Years Ended December 1, 2006, December 2, 2005 and December 3, 2004 and Report of Independent Registered Public Accounting Firm.

Report of Independent Registered Public Accounting Firm

Consolidated Balance Sheets as of December 1, 2006 and December 2, 2005

Consolidated Statements of Income for the Years Ended December 1, 2006, December 2, 2005 and December 3, 2004

Consolidated Statements of Stockholders’ Equity and Comprehensive Income for the Years Ended December 1, 2006, December 2, 2005 and December 3, 2004

Consolidated Statements of Cash Flows for the Years Ended December 1, 2006, December 2, 2005 and December 3, 2004

Notes to Consolidated Financial Statements

See Exhibit 99.1.

The Stride Rite Corporation Unaudited Condensed Consolidated Financial Statements as of and for the Three and Six Months Ended June 1, 2007 and June 2, 2006.

Condensed Consolidated Balance Sheets Unaudited as of June 1, 2007 and June 2, 2006

Condensed Consolidated Statements of Income Unaudited for the Three and Six Months ended June 1, 2007 and June 2, 2006

Condensed Consolidated Statements of Cash Flows Unaudited for the Six Months ended June 1, 2007 and June 2, 2006

Notes to Condensed Consolidated Financial Statements Unaudited

See Exhibit 99.2.

(b)	Pro Forma Financial Information.

Collective Brands, Inc. and the Stride Rite Corporation Unaudited Pro Forma Combined Condensed Financial Information.

Unaudited Pro Forma Combined Condensed Balance Sheet of Collective Brands, Inc. and the Stride Rite Corporation and Notes thereto.

Unaudited Pro Forma Combined Condensed Statements of Earnings of Collective Brands, Inc. and the Stride Rite Corporation and Notes thereto.

See Exhibit 99.3.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

COLLECTIVE BRANDS, INC.

Date: October 30, 2007	By:	/s/ Ullrich E. Porzig
Ullrich E. Porzig
Senior Vice President Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description
23.1	Consent of PricewaterhouseCoopers LLP.

99.1
The Stride Rite Corporation Consolidated Balance Sheets as of December 1, 2006 and December 2, 2005 and Consolidated Statements of Income, Stockholders' Equity and Comprehensive Income and Cash Flows for the Three Years Ended December 1, 2006, December 2, 2005, December 3, 2004 and Report of Independent Registered Public Accounting Firm.

99.2	The Stride Rite Corporation Unaudited Consolidated Financial Statements as of and for the Three and Six Months Ended June 1, 2007 and June 2, 2006.

99.3	Collective Brands, Inc. and the Stride Rite Corporation Unaudited Pro Forma Combined Condensed Financial Information.